EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Frederic M. Poses, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ Barbara T. Alexander Barbara T. Alexander
Director
Centex Corporation

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Frederic M. Poses, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ Dan W. Cook III Dan W. Cook III
Director
Centex Corporation

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Frederic M. Poses, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ Juan L. Elek Juan L. Elek
Director
Centex Corporation

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Frederic M. Poses, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ Clint W. Murchison, III Clint W. Murchison, III
Director
Centex Corporation

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Frederic M. Poses, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ Thomas J. Falk Thomas J. Falk
Director
Centex Corporation

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Frederic M. Poses, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ David W. Quinn David W. Quinn
Director
Centex Corporation

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Frederic M. Poses, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ Thomas M. Schoewe Thomas M. Schoewe
Director
Centex Corporation

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Frederic M. Poses, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ Paul T. Stoffel Paul T. Stoffel
Director
Centex Corporation

CENTEX CORPORATION

POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Frederic M. Poses with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2004, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days’ written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2004.

/s/ Timothy R. Eller Timothy R. Eller
Director
Centex Corporation